SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  February 14, 1996



                           CENTER BANCORP, INC.
_____________________________________________________________________________
          (Exact name of registrant as specified in its charter)



        New Jersey                    2-81353              52-1273725
_____________________________________________________________________________
(State or other jurisdiction of     (Commission          (IRS Employer
incorporation or organization)       File Number)         Identification No.)



2455 Morris Avenue, Union,  New Jersey                           07083
____________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:    (908) 688-9500





                                    N/A
___________________________________________________________________________
        (Former name or former address, if changed since last report)



Item 5.  Other Events.

             On February 14, 1996, Center Bancorp, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") with Lehigh Savings Bank, S.L.A. ("Lehigh") pursuant to which a subsidiary of the
Company will be merged with and into Lehigh, with Lehigh being the surviving entity thereof (the "Merger"). Immediately following the Merger,
the   Company  will  merge  Lehigh  with  and  into  the  Company's  banking subsidiary, Union Center National Bank.

             The description of the Merger and the Agreement contained herein are summaries only, are not intended to be complete, and are qualified in their entirety by reference to the Company's Press Release, dated February 14, 1996, a copy of which is attached as an Exhibit to this Current Report on Form 8-K and is incorporated by reference herein in its entirety.

Item 7.  Financial Statements and Exhibits.

            (c)  Exhibits.

Exhibit 99.1    Press Release, dated February 15, 1996.


                            SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CENTER BANCORP, INC.

                                    By:  /s/ Anthony C. Weagley
                                             Anthony C. Weagley
                                             Treasurer

Dated:  February 19, 1996


                               EXHIBIT INDEX

Exhibit                                                       Page No.

99.1                Press Release, dated February 14, 1996.       3